                                                                     EXHIBIT 1.1



                        ALTERNATIVE LIVING SERVICES, INC.


                                    INDENTURE



                          Dated as of December 19, 1997



                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                   AS TRUSTEE



                 Providing for Issuance of Securities in Series

                                TABLE OF CONTENTS

                                                                                                                   Page
                                                                                                                   ----
                                                   ARTICLE 1
                                     DEFINITIONS AND INCORPORATION BY REFERENCE
SECTION 1.01  Definitions.......................................................................................... 1
SECTION 1.02  Other Definitions.................................................................................... 4
SECTION 1.03  Incorporation by Reference to Trust Indenture Act.................................................... 5
SECTION 1.04  Rules of Construction................................................................................ 5

                                                  ARTICLE 2
                                               THE SECURITIES

SECTION 2.01  Forms Generally...................................................................................... 6
SECTION 2.02  Amount Unlimited; Issuable in Series................................................................. 6
SECTION 2.03  Execution and Authentication......................................................................... 8
SECTION 2.04  Registrar and Agents................................................................................. 8
SECTION 2.05  Paying Agent to Hold Money in Trust.................................................................. 9
SECTION 2.06  Transfer and Exchange................................................................................ 9
SECTION 2.07  Replacement Securities...............................................................................11
SECTION 2.08  Outstanding Securities...............................................................................12
SECTION 2.09  Temporary Securities.................................................................................12
SECTION 2.10  Cancellation.........................................................................................13
SECTION 2.11  Defaulted Interest...................................................................................13
SECTION 2.12  Securityholder Lists.................................................................................13
SECTION 2.13  Persons Deemed Owners................................................................................14
SECTION 2.14  CUSIP Number.........................................................................................14
SECTION 2.15  Provisions in Global Security........................................................................14

                                                ARTICLE 3
                                               REDEMPTION

SECTION 3.01  Right of Redemption..................................................................................15
SECTION 3.02  Selection of Securities to be Redeemed...............................................................16
SECTION 3.03  Notice of Redemption by the Company..................................................................16
SECTION 3.04  Effect of Notice of Redemption.......................................................................17
SECTION 3.05  Deposit of Redemption Price..........................................................................17
SECTION 3.06  Securities Redeemed in Part..........................................................................17

                                               ARTICLE 4
                                               COVENANTS

SECTION 4.01  Payment of the Securities............................................................................18
SECTION 4.02  Commission Reports...................................................................................18

SECTION 4.03  Waiver of Stay, Extension or Usury Laws..............................................................18
SECTION 4.04  Notice of Default....................................................................................18
SECTION 4.05  Compliance Certificates..............................................................................18
SECTION 4.06  Limitation on Dividends and Other Distributions......................................................19

                                                   ARTICLE 5
                                             SUCCESSOR CORPORATION

SECTION 5.01  When Company May Merge, etc..........................................................................19
SECTION 5.02  Successor Corporation or Trust Substituted...........................................................20

                                                  ARTICLE 6
                                             DEFAULTS AND REMEDIES

SECTION 6.01  Events of Default....................................................................................20
SECTION 6.02  Acceleration.........................................................................................22
SECTION 6.03  Other Remedies.......................................................................................22
SECTION 6.04  Waiver of Defaults and Events of Default.............................................................23
SECTION 6.05  Control by Majority..................................................................................23
SECTION 6.06  Rights of Holders to Receive Payment.................................................................23
SECTION 6.07  Collection Suit by Trustee...........................................................................23
SECTION 6.08  Trustee May File Proofs of Claim.....................................................................24
SECTION 6.09  Priorities...........................................................................................24
SECTION 6.10  Undertaking for Costs................................................................................25
SECTION 6.11  Limitations on Suits.................................................................................25

                                                  ARTICLE 7
                                                  TRUSTEE

SECTION 7.01  Duties of Trustee....................................................................................26
SECTION 7.02  Rights of Trustee....................................................................................27
SECTION 7.03  Individual Rights of Trustee.........................................................................27
SECTION 7.04  Trustee's Disclaimer.................................................................................28
SECTION 7.05  Notice of Defaults...................................................................................28
SECTION 7.06  Reports by Trustee to Holders........................................................................28
SECTION 7.07  Compensation and Indemnity...........................................................................28
SECTION 7.08  Replacement of Trustee...............................................................................29
SECTION 7.09  Successor Trustee by Merger, etc.....................................................................30
SECTION 7.10  Eligibility; Disqualification........................................................................30
SECTION 7.11  Preferential Collection of Claims Against Company....................................................31

                                                    ARTICLE 8
                                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01  Satisfaction, Discharge and Defeasance of the Securities.............................................31
SECTION 8.02  Satisfaction and Discharge of Indenture..............................................................32

SECTION 8.03  Survival of Certain Obligations......................................................................32
SECTION 8.04  Application of Trust Money...........................................................................32
SECTION 8.05  Paying Agent to Repay Monies Held....................................................................33
SECTION 8.06  Return of Unclaimed Monies...........................................................................33
SECTION 8.07  Reinstatement........................................................................................33

                                                     ARTICLE 9
                                               SUPPLEMENTAL INDENTURES

SECTION 9.01  Supplemental Indentures Without Consent of Holders...................................................34
SECTION 9.02  Supplemental Indentures with Consent of Holders......................................................35
SECTION 9.03  Compliance with Trust Indenture Act..................................................................36
SECTION 9.04  Revocation and Effect of Consents....................................................................36
SECTION 9.05  Notation on or Exchange of Securities................................................................37
SECTION 9.06  Effect of Supplemental Indentures....................................................................37
SECTION 9.07  Reference in Securities to Supplemental Indentures...................................................37

                                                    ARTICLE 10
                                              CONVERSION OF SECURITIES

SECTION 10.01  Right of Conversion; Conversion Price...............................................................37
SECTION 10.02  Issuance of Shares on Conversion....................................................................38
SECTION 10.03  No Adjustment for Interest or Dividends.............................................................39
SECTION 10.04  Adjustment of Conversion Price......................................................................39
SECTION 10.05  Notice of Adjustment of Conversion Price............................................................42
SECTION 10.06  Notice of Certain Corporate Action..................................................................42
SECTION 10.07  Taxes on Conversions................................................................................43
SECTION 10.08  Fractional Shares...................................................................................43
SECTION 10.09  Cancellation of Converted Securities................................................................44
SECTION 10.10  Provisions in Case of Consolidation, Merger or Sale of Assets.......................................44
SECTION 10.11  Disclaimer by Trustee of Responsibility for Certain Matters.........................................44
SECTION 10.12  Covenant to Reserve Shares..........................................................................45


                                                      ARTICLE 11
                                                SUBORDINATION; SENIORITY

SECTION 11.01  Securities Subordinated to Senior Indebtedness......................................................45
SECTION 11.02  Company Not to Make Payments with Respect to Junior Securities in Certain Circumstances.............46
SECTION 11.03  Subrogation of Junior Securities....................................................................48
SECTION 11.04  Authorization by Holders of Junior Securities.......................................................49
SECTION 11.05  Notices to Trustee..................................................................................49
SECTION 11.06  Trustee's Relation to Senior Indebtedness...........................................................50
SECTION 11.07  No Impairment of Subordination......................................................................50
SECTION 11.08  Article 11 Not To Prevent Events of Default.........................................................50

SECTION 11.09  Paying Agents other than the Trustee................................................................51
SECTION 11.10  Securities Senior to Subordinated Indebtedness......................................................51

                                                        ARTICLE 12
                                                       SINKING FUND

SECTION 12.01  Mandatory and Optional Sinking Fund Payments........................................................51
SECTION 12.02  Satisfaction of Sinking Fund Payments with Securities...............................................51
SECTION 12.03  Redemption of Securities for Sinking Funds..........................................................52

                                                        ARTICLE 13
                                                      MISCELLANEOUS

SECTION 13.01  Trust Indenture Act Controls........................................................................53
SECTION 13.02  Notices.............................................................................................53
SECTION 13.03  Communications by Holders with Other Holders........................................................54
SECTION 13.04  Certificate and Opinion as to Conditions Precedent..................................................54
SECTION 13.05  Statements Required in Certificate and Opinion......................................................55
SECTION 13.06  Rules by Trustee and Agents.........................................................................55
SECTION 13.07  Record Date.........................................................................................55
SECTION 13.08  Legal Holidays......................................................................................55
SECTION 13.09  Governing Law.......................................................................................56
SECTION 13.10  No Adverse Interpretation of Other Agreements.......................................................56
SECTION 13.11  No Recourse Against Others..........................................................................56
SECTION 13.12  Successors..........................................................................................56
SECTION 13.13  Multiple Counterparts...............................................................................56
SECTION 13.14  Table of Contents, Headings, etc....................................................................56
SECTION 13.15  Severability........................................................................................56

                              CROSS-REFERENCE TABLE

                        ALTERNATIVE LIVING SERVICES, INC.

Trust Indenture
  Act Section                                                                           Indenture
---------------                                                                         ---------
ss.310(a)(1)............................................................................7.10
         (a)(2).........................................................................7.10
         (a)(3).........................................................................Not Applicable
         (a)(4).........................................................................Not Applicable
         (a)............................................................................7.10
         (b)............................................................................7.08; 7.10
         (c)............................................................................Not Applicable
ss.311(a)...............................................................................7.11
         (b)............................................................................7.11
         (c)............................................................................Not Applicable
ss.312(a)...............................................................................2.12
         (b)............................................................................13.03
         (c)............................................................................13.03
ss.313(a)...............................................................................7.06
         (b)(1).........................................................................Not Applicable
         (b)(2).........................................................................7.06
         (c)............................................................................7.06; 13.02
         (d)............................................................................7.06
ss.314(a)...............................................................................4.02; 13.02
         (b)............................................................................Not Applicable
         (c)(1).........................................................................13.04
         (c)(2).........................................................................13.04
         (c)(3).........................................................................Not Applicable
         (d)............................................................................Not Applicable
         (e)............................................................................13.05
         (f)............................................................................Not Applicable
ss.315(a)...............................................................................7.01(b)
         (b)............................................................................7.05; 13.02
         (c)............................................................................7.01(a)
         (d)............................................................................7.01(c); 6.05
         (e)............................................................................6.10
ss.316(a)(last sentence)................................................................13.06
         (a)(1)(A)......................................................................6.05
         (a)(1)(B)......................................................................6.04
         (a)(2).........................................................................Not Applicable
         (b)............................................................................6.06
         (c)............................................................................13.07
ss.317(a)(1)............................................................................6.07
         (a)(2).........................................................................6.08
         (b)............................................................................2.05
ss.318(a)...............................................................................11.01
         (b)............................................................................Not Applicable
         (c)............................................................................Not Applicable

----------

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE dated as of December 19, 1997 between Alternative Living Services, Inc., a Delaware corporation ("Company"), and United States Trust Company of New York ("Trustee").


                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its securities (hereinafter called the "Securities") evidencing its unsecured indebtedness, to be issued in one or more fully registered series.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         To set forth or to provide for the establishment of the terms and conditions upon which the Securities are and are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Securities by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as the case may be:


                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01  Definitions.

         "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

         "Agent" means any Registrar, Paying Agent, Conversion Agent, co-registrar or agent for service of notices and demands.

         "Bankruptcy Law" means Title 11 of the U.S. Code or any similar Federal or State law for the relief of debtors.

         "Board of Directors of the Company" means the Board of Directors of the Company or any committee of the Board.

         "Board Resolution" means a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means a day that is not a Legal Holiday.

         "Capital Stock" means any and all shares or other equivalents (however designated) of capital stock, including all common stock and all preferred stock.

         "Closing Price" means with respect to the shares of common stock of the Company on any day, (i) the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange, or (ii) if the shares of common stock are not listed or admitted to trading on the American Stock Exchange, the last reported sales price regular way, or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, on the principal national securities exchange on which the shares of common stock are listed or admitted to trading, or (iii) if the shares of common stock are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 114 West 47th Street, 25th Floor, New York, New York 10036.

         "Custodian" means any receiver, trustee, liquidator or similar official under any Bankruptcy Law.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Depositary" means, with respect to the Securities of any series issued in whole or in part in the form of a Global Security, the Person designated as Depositary by the Company pursuant to Section 2.02 until a successor Depositary shall have become such pursuant to the applicable procedures of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one Depositary with respect to the Securities of any such series, "Depositary" shall mean the Depositary with respect to the Securities of that series.

         "Dollar" or "$" means the lawful money of the United States of America.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Global Security" means a Security in the form prescribed in Section
2.15 evidencing all or part of a Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

         "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

         "Indebtedness," as applied to any Person, means, without duplication
(i) all indebtedness for borrowed money whether or not evidenced by a promissory note, draft or similar instrument, (ii) that portion of obligations with respect to leases that is properly classified as a liability on a balance sheet in accordance with generally accepted accounting principles, (iii) notes payable and drafts accepted representing extensions of credit, (iv) any balance owed for all or any part of the deferred purchase price of property or services, which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof (except any such balance that constitutes (a) a trade payable or an accrued liability arising in the ordinary course of business or (b) a trade draft or note payable issued in the ordinary course of business in connection with the purchase of goods or services), if and to the extent such debt would appear as a liability upon a balance sheet of such Person prepared in accordance with generally accepted accounting principles, and (v) any deferral, amendment, renewal, extension, supplement or refunding of any of the foregoing indebtedness; provided, however, that, in computing the "Indebtedness" of any Person, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof and at the time of determination of such indebtedness, there shall have been deposited with a depository in trust money (or evidences of indebtedness if permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness as it becomes due, and the amount so deposited shall not be included in any computation of the assets of such Person.

         "Indenture" means this Indenture as originally executed or, if amended or supplemented as provided in Article 9, as amended or supplemented from time to time.

         "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, any Senior Vice President, the Treasurer, the Secretary or the Controller of the Company.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer, Assistant Secretary or Assistant Controller of the Company. See Sections 13.04 and 13.05.

         "Opinion of Counsel" means a written opinion from Rogers & Hardin LLP. The counsel may be an employee of or counsel to the Company or the Trustee. See Sections 13.04 and 13.05.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

         "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture as specified in such Security.

         "Senior Indebtedness" means the principal, premium, if any, and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations, and all other amounts payable under or in respect of Indebtedness of the Company for money borrowed, whether any such Indebtedness exists as of the date of this Indenture or shall hereafter be created, incurred, assumed or guaranteed (other than (i) Indebtedness owed to a subsidiary of the Company, (ii) Indebtedness which is expressly par passu to the Securities, (iii) Subordinated Indebtedness, (iv) the Company's 7% Convertible Subordinated Debentures due 2004 or (v) the Company's 6.75% Convertible Subordinated Debentures due 2006).

         "Subordinated Indebtedness" means the principal, premium, if any, and interest on any Indebtedness of the Company which by its terms is expressly subordinated in right of payment to the Securities.

         "Subsidiary" means a corporation the majority of whose voting stock is owned by the Company or a subsidiary of the Company. Voting stock is Capital Stock having voting power under ordinary circumstances to elect directors.

         "Trust Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any senior vice president, any vice-president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any Trust Officer or assistant Trust Officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "United States" means the United States of America.

SECTION 1.02 Other Definitions.

                  Term                                                          Defined in Section
                  ----                                                          ------------------
                  "Company
                  "Order"                                                        2.03
                  "Conversion Agent"                                             2.04
                  "conversion price"                                            10.01
                  "current market price"                                        10.04

                  "Event of Default"                                    6.01
                  "Junior Securities"                                  11.01
                  "Legal Holiday"                                      13.08
                  "mandatory sinking fund payments"                    12.01
                  "Market Price"                                        3.01
                  "optional sinking fund payments"                     12.01
                  "Paying Agent"                                        2.04
                  "Payment or Distribution"                            11.01
                  "Redemption Price"                                    3.01
                  "Registrar"                                           2.04
                  "Rule 13e-3 Transaction"                             10.06
                  "Securities"                                      Recitals
                  "TIA"                                                 1.03
                  "U.S. Government Obligations"                         8.01

SECTION 1.03 Incorporation by Reference to Trust Indenture Act.

         Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939 (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Securities.

         "indenture security holder" means a Securityholder.

         "indenture to be qualified" means this Indenture. "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules have the meanings assigned to them therein.

SECTION 1.04 Rules of Construction.

         Unless the context otherwise requires:

         (1) a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles in effect as of the time as to which such accounting principles are to be applied;

         (3) "or" is not exclusive; and

         (4) words in the singular include the plural, and in the plural include the singular.


                                    ARTICLE 2

                                 THE SECURITIES

SECTION 2.01 Forms Generally.

         The Securities of each series shall be in substantially the form (including any global form that is not inconsistent with this Indenture) as shall be established from time to time by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such variations as are required or permitted by this Indenture (including such other provisions as are necessary to reflect the global form of any Security, and the designation of a Depositary for such Global Security) and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities as evidenced by their execution of the Securities.

SECTION 2.02 Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                           (1) the title of the Securities of the series (which
                  shall distinguish the Securities of the series from all other Securities);

                           (2) the limit, if any, upon the aggregate principal
                  amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to this Indenture);

                           (3) the date or dates on which the principal of (and
                  premium, if any, on) the Securities of the series is payable;

                           (4) the rate or rates, if any, at which the
                  Securities of the series shall bear interest (or the method of determining such rate or rates), the date or dates from which such interest shall accrue, date or dates on which such interest shall be payable and the record date or dates for the interest payable;

                           (5) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

                           (6) the period or periods within which or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                           (7) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                           (8) the price at which Securities of any one series are or may be converted into shares of Capital Stock of the Company, the period during which such conversion right may be exercised and any other terms or conditions of such conversion;

                           (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

                           (10) whether any Securities of the series are to be
                  issued in whole or in part in the form of one or more Global Securities and, if so, the Depositary for such Global Security or Securities (which Depositary shall be, if then required by applicable law or regulation, a clearing agency registered under the Exchange Act and any other applicable statute or regulation) and whether beneficial owners of interests in such Global Security or Securities may exchange such interests for Securities of such series and any authorized form and denomination of such Securities and the circumstances under which any such exchanges may occur (if other than in the manner provided in Section 2.06);

                           (11) the identity of each Paying Agent, Conversion
                  Agent and Registrar (each as defined in Section 2.04) for the Securities of such series; and

                           (12) any other terms of the series (which terms shall
                  not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

                  If any of the terms of a series of Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery to the Trustee of the Officers' Certificate or supplemental indenture setting forth the terms of the series.

SECTION 2.03 Execution and Authentication.

                  Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

                  A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall authenticate Securities for original issue upon written order or orders of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company (a "Company Order").

                  The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

                  The Securities may be issued in registered form without coupons. The Securities shall be issuable only in denominations of $1,000 principal amount and any integral multiple thereof.

                  The Trustee shall inform the Depositary with respect to the Securities of any series that the Trustee has endorsed pursuant to the provisions of Section 2.15.

SECTION 2.04 Registrar and Agents.

                  The Company shall maintain an office or agency where Securities of any series may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities of any series may be presented for payment ("Paying Agent"), an office or agency where Securities of any series may be presented for conversion ("Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities of each series and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional Paying Agents and one or more additional Conversion Agents. The Company or any Subsidiary may act as Paying Agent and/or Conversion Agent. The term

"Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent.

                  The Company may change any Paying Agent, Registrar, Conversion Agent or Co-Registrar on sixty (60) days' prior written notice to the Trustee. The Company shall notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such.

                  The Company and the Trustee initially appoint the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands.

SECTION 2.05 Paying Agent to Hold Money in Trust.

                  Prior to each due date of the principal of, premium if any, and interest on any Securities of any series, the Company shall deposit with each Paying Agent a sum sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that it will hold in trust for the benefit of Holders of Securities of any series or the Trustee all money held by the Paying Agent for the payment of principal of, premium if any, or interest on the Securities of such series and to notify the Trustee in writing of any default by the Company (or any other obligor on the Securities of such series) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall on or before each due date of the principal of, premium, if any, or interest on any Securities of any series segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Company or a Subsidiary thereof) shall have no further liability for the money.

SECTION 2.06 Transfer and Exchange.

                  (a) When a Security of any series is presented to the Registrar or a co-registrar with a request to register the transfer, the Registrar or co-registrar shall register the transfer as requested and when Securities of any series are presented to the Registrar or a co-registrar with a request to exchange them for a like aggregate principal amount of Securities of such series in other authorized denominations, the Registrar shall make the exchange as requested, provided that every Security presented or surrendered for registration or transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by the Holder thereof or his attorney-in-fact duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee or any authenticating agent shall authenticate Securities of such series at the Registrar's or co-registrar's written request. No service charge shall be made for any registration of transfer or exchange of Securities but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but this provision shall not apply to any exchange pursuant to Section 2.09, 3.06, 9.05 or 10.02 not involving any transfer.

                  Unless and until a Global Security is exchanged in whole or in part for Securities in definitive form in accordance with the provisions of this Indenture, a Global Security may not be transferred, except as a whole, by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or nominee. Unless otherwise provided as contemplated by Section 2.02 of this Indenture, the Depositary may not sell, assign, transfer or otherwise convey any beneficial interest in a Global Security evidencing all or part of the Securities of such series unless such beneficial interest is in an amount equal to an authorized denomination for Securities of such series.

                  At the option of the Holder, Securities of any series may be exchanged for other Securities of such series of any authorized denominations and of a like aggregate principal amount, upon surrender to the Registrar or a co-registrar of the Securities to be exchanged. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

                  (b) The Registrar shall not be required (i) to issue, register the transfer of, or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of any selection of Securities of such series for redemption under Section 3.02 and ending at the close of business on the day of selection, (ii) to register the transfer or exchange of any Security of any series so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to register the transfer or exchange of any Securities of any series during a period beginning at the opening of business 15 days before the day of any selection of Securities of such series for redemption under Section 3.02 and ending at the close of business on the day interest is to be paid on Securities of such series.

                  (c) If at any time the Depositary for any Securities of a series issued in the form of one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 2.02 of this Indenture, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within ninety (90) days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue Global Securities pursuant to Section 2.02 shall no longer be effective with respect to such Securities and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate Securities of such series in definitive form, in authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities in exchange for such Global Security or Securities and deliver such definitive Securities to the Securityholders of such series.

                  The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. The Company shall notify the Depositary and the Trustee of the date and time of such exchange in a Company Order. The Depositary shall surrender the Global Securities to the Trustee as the Company's agent for such purpose as shall be specified in the Company Order. The Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security or Securities in exchange for such Global Security or Securities.

                  Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 2.02 of this Indenture, any Global Security shall be exchangeable only as provided in this paragraph. If the owners of beneficial interests in a Global Security of any series are entitled to exchange such interests for Securities of such series, as may be specified in accordance with
Section 2.02 of this Indenture, then without unnecessary delay upon receipt of notice therefrom so specified as contemplated by Section 2.02 of this Indenture but in any event not later than one business day prior to the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of such series, in authorized denominations, and in aggregate principal amount equal to the principal amount of such Global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such Global Security shall be surrendered by the Depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of such series, without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such Global Securities, a like aggregate principal amount of definitive Securities of the same series in authorized denominations as the portion of such Global Securities to be so exchanged; provided, however, that no such exchanges may occur for a period of 15 days immediately preceding the date notice is received by the Company requesting such changes.

SECTION 2.07 Replacement Securities.

                  If a mutilated Security of any series is surrendered to the Trustee or if the Holder of a Security of any series presents evidence to the satisfaction of the Company and the Trustee that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of such series if the requirements of the Trustee and the Company are met. An indemnity bond may be required by the Company or the Trustee that is sufficient in the judgment of the Company to protect the Company and is sufficient in the judgment of the Trustee to protect the Trustee or any Agent from any loss which it may suffer if a Security of such series is replaced. The Company may charge for its expense in replacing a Security.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its sole discretion may, instead of issuing a new Security, pay or authorize the payment or convert or authorize the conversion of such Security.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

SECTION 2.08 Outstanding Securities.

                  Securities of any series outstanding at any time are all Securities of such series authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this
Section 2.08 as not outstanding.

                  If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent (other than the Company or a Subsidiary) holds on a Redemption Date or maturity date money deposited with it by or on behalf of the Company sufficient to pay the principal of and accrued interest on Securities of any series payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

                  A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

SECTION 2.09 Temporary Securities.

                  Until definitive Securities of any series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities of such series. Temporary Securities of any series shall be substantially in the form of definitive Securities of such series but may have non-material variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities of any series in exchange for temporary Securities of such series upon written order of the Company signed by two Officers. Until so exchanged, temporary Securities of any series represent the same rights as definitive Securities of such series. Upon request of the Trustee, the Company shall provide a certificate to the effect that the temporary Securities of any series meet the requirements of the second sentence of this Section 2.09.

SECTION 2.10  Cancellation.

                  The Company at any time may deliver Securities of any series to the Trustee for cancellation. The Registrar, the Paying Agent and the Conversion Agent shall forward to the

Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment or conversion and destroy canceled Securities in accordance with its customary destruction procedures and deliver a certificate of such destruction to the Company unless the Company; by written order signed by two officers of the Company, directs the Trustee in writing prior to such destruction to deliver canceled Securities to the Company. Subject to Sections 2.07, 3.06 and the second paragraph of Section 10.02, the Company may not issue Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation or that a Securityholder has converted pursuant to
Article 10 hereof.

SECTION 2.11 Defaulted Interest.

                  If the Company defaults in a payment of interest on Securities of any series, it shall pay the defaulted interest to the Persons who are Holders of the Securities of such series on a subsequent special record date. After the deposit by the Company with the Trustee of money sufficient to pay such defaulted interest, the Trustee shall fix the record date and payment date. Each such special record date shall be not less than 10 days prior to such payment date. Each such payment date shall be not more than 60 days after the deposit by the Company of money to pay the defaulted interest. At least 15 days before the special record date, the Company shall mail to each Holder of a Security of such series a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any other lawful manner if, after prior notice to the Trustee, such payment shall be deemed operationally practicable by the Trustee.

SECTION 2.12 Securityholder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of each series. If the Trustee is not the Registrar, the Company or other obligor, if any, shall furnish to the Trustee at least seven Business Days prior to each semiannual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Securities of each series upon which the Trustee may conclusively rely. The Trustee may destroy any such list upon receipt of a replacement list. The Paying Agent will solicit from each Securityholder a certification of social security number or taxpayer identification number in accordance with its customary practice and as required by law, unless the Paying Agent is in possession of such certification. Each Paying Agent is authorized to impose back-up withholding with respect to payments to be made to Securityholders to the extent required by law.

SECTION 2.13  Persons Deemed Owners.

                  Prior to presentment of a Security of any series for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 2.14 CUSIP Number.

                  The Company may use a "CUSIP" number when issuing Securities of any series, and if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders of Securities of such series; provided, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.

SECTION 2.15 Provisions in Global Security.

                  (a) If Securities of a series are issuable in whole or in part as Global Securities, as may be specified in accordance with Section 2.02 of this Indenture, then in accordance with any such Global Security, such Global Security may represent such of the outstanding Securities of such series as shall be specified therein and may also provide that it represents the aggregate principal amount of outstanding Securities from time to time endorsed thereon and that the aggregate principal amount of outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Global Securities may be permanent or temporary. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the principal amount, of outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee and the Depositary pursuant to Section 2.03 or Section 2.09. Subject to the provisions of Section
2.03 and, if applicable, Section 2.09, the Depositary shall deliver and redeliver any permanent Global Security in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order.

                  (b) Notwithstanding the other provisions of this Indenture, unless otherwise specified in accordance with Section 2.02, payment of principal of (and premium, if any) and interest, if any, on any permanent Global Securities shall be made directly to owners of beneficial interest of such Global Security.

                  (c) Notwithstanding the provisions of Section 2.13 of this Indenture, the Company, the Trustee and any agent of the Company or the Trustee shall treat the owners of beneficial interest of such Global Security as the Holders of such principal amounts of outstanding Securities represented by a Global Security as shall be specified in writing by the Depositary and delivered to the Company and the Trustee with respect to such Global Security only for purposes of obtaining any consents or directions required to be given by the Holders pursuant to this Indenture.

                  (d) Unless otherwise provided as contemplated by Section 2.02, a Global Security of any series shall provide, in addition to the provisions established pursuant to Sections 2.01, 2.02 and 2.15(a) through (c), that the Depositary will not sell, assign, transfer or otherwise convey any beneficial interest in such Global Security unless such beneficial interest is in an amount equal to an authorized denomination for Securities of such series, and the Depository, by accepting such Global Security, agrees to be bound by such provision. Any Global Security shall also contain such other provisions as are necessary to reflect the global form of such Security and the designation of a Depositary for such Global Security.


                                    ARTICLE 3

                                   REDEMPTION

SECTION 3.01 Right of Redemption.

                  (a) The Company may, at its option, redeem Securities of any series as permitted or required by the terms of such Securities, which redemption shall be made in accordance with the terms of such Securities and this Article. The purchase price for Securities of any series redeemed pursuant the immediately preceding sentence (the "Redemption Price") shall be equal to the lesser of (i) the Market Price on the date the Company mails the notice of redemption required under Section 3.03 and (ii) 100% of the principal amount thereof, in each case together with accrued interest, if any. For purposes of the preceding sentence, the "Market Price" means, with respect to the Securities of any series on any day, (x) the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange, or (y) if the Securities of such series are not listed or admitted to trading on the American Stock Exchange, the last reported sale price regular way, or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, on the principal national securities exchange on which the Securities of such series are listed or admitted to trading, or (z) if the Securities of such series are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. The election of the Company to redeem any Securities pursuant to this Section shall be evidenced by a Board Resolution. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and, in the case of any redemption at the election of the Company of less than all the Securities of any series, of the principal amount of Securities of that series to be redeemed.

                  (b) If the Company wants to redeem the Securities of any series pursuant to the redemption provisions of the Securities of such series, it shall notify the Trustee of the Redemption Date and the principal amount of Securities of such series to be redeemed. The notice shall be in writing and accompanied by an Officers' Certificate stating that the redemption complies with the provisions of this Indenture and the provisions of the applicable Board Resolution, if any, and in the Securities of such series.

                  The Company shall give each notice provided for in this
Section 3.01 in writing and at least 45 but not more than 90 days before the Redemption Date or such other period as the Company and the Trustee may agree.

SECTION 3.02 Selection of Securities to be Redeemed.

                  If any part of a series of Securities is to be redeemed, the Trustee shall select the Securities of such series to be redeemed pro rata or by lot. The Trustee shall promptly notify the Company of the Securities of such series to be so called for redemption. The Trustee shall make the selection from Securities of such series outstanding and not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000 principal amount. Securities and portions of them it selects shall be in principal amounts of $1,000 or multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee's selection of Securities for redemption by any method authorized by this Section 3.02 shall be conclusively deemed reasonable.

SECTION 3.03 Notice of Redemption by the Company.

                  At least 30 days but not more than 60 days before a Redemption Date with respect to Securities of any series, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities of such series to be redeemed.

The notice shall identify the Securities to be redeemed and shall state:

                  (1)      the Redemption Date;

                  (2)      the Redemption Price;

                  (3) the name and address of the Paying Agent and the Conversion Agent;

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (5) that interest on Securities called for redemption ceases to accrue on and after the Redemption Date;

                  (6) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities of the same series in principal amount equal to the unredeemed portion thereof will be issued; and

                  (7) any conversion rights with respect to the Securities and the applicable procedures required to be followed in connection with a conversion of Securities.

                  At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. If a CUSIP number is listed in such notice or printed on the Security, the notice shall state that no representation is made as to the correctness or accuracy of such CUSIP number.



SECTION 3.04 Effect of Notice of Redemption.

                  Once notice of redemption is mailed, Securities called for redemption become due and payable on the applicable Redemption Date and at the applicable Redemption Price. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price, plus accrued interest to the Redemption Date.

 ECTION 3.05 Deposit of Redemption Price.

                  On or before the Redemption Date with respect to any series of Securities, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust or cause such Subsidiary to segregate and hold in trust) in immediately available funds money sufficient to pay the Redemption Price of and accrued interest on all Securities of such series to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money so received not required for that purpose.

 ECTION 3.06 Securities Redeemed in Part.

                  Upon surrender of a Security of any series that is redeemed in part, the Trustee shall authenticate for the Holder, at the expense of the Company, a new Security of such series equal in principal amount to the unredeemed portion of the Security surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.


                                    ARTICLE 4

                                    COVENANTS

SECTION 4.01 Payment of the Securities.

                  The Company shall pay the principal of, premium, if any, and interest on the Securities of any series on the dates and in the manner provided in the Securities of such series and this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or a Subsidiary) holds on that date money designated for and sufficient to pay the installment. The Company shall pay interest on overdue principal and premium, if any, at the rate borne by the Security; it shall pay interest, including post-petition interest in the event of a proceeding under the Bankruptcy Laws, on overdue installments of interest at the same rate to the extent lawful.

SECTION 4.02 Commission Reports.

                  The Company shall file with the Trustee, promptly after it files them with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall also comply with the other provisions of TIA ss.314(a).

                  So long as the Securities remain outstanding, the Company shall cause its annual reports to shareholders (containing audited financial statements) and any other financial reports furnished by it to shareholders to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar.

SECTION 4.03  Waiver of Stay, Extension or Usury Laws.

                  The Company expressly waives (to the extent that it may lawfully do so) any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of (premium, if any) or interest on Securities of any series as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture.

SECTION 4.04 Notice of Default.

                  The Company will, so long as any Securities of any series are outstanding, deliver to the Trustee, within 10 days of becoming aware of any Default or Event of Default in the performance of any covenant, agreement or condition in this Indenture, an Officers' Certificate specifying such Default or Event of Default.

 ECTION 4.05 Compliance Certificates.

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31), a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating, as to each signer thereof, that

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision and

                  (2) to the best of his knowledge, based on such review, the Company has kept, observed, performed and fulfilled in all material respects each and every condition and covenant contained in this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him and the nature and status thereof.

                  The Company will give the Trustee written notice of a change in the fiscal year of the Company, within a reasonable time after such change is effected.

SECTION 4.06 Limitation on Dividends and Other Distributions.

                  The Company will not declare or pay any dividends or make any distribution to holders of its Capital Stock (other than dividends or distributions payable in Capital Stock of the

Company), or purchase, redeem or otherwise acquire or retire for value any of its Capital Stock or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any of the Company's Capital Stock if at the time of any of the aforementioned actions an Event of Default has occurred and is continuing or would exist immediately after giving effect to such action.

                  Notwithstanding the foregoing, the provisions of this Section
4.06 will not prevent (i) the payment of any dividend within 60 days after the date of declaration when the payment would have complied with the foregoing provisions on the date of declaration; or (ii) the retirement of any share of the Company's Capital Stock by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, other shares of its Capital Stock.


                                    ARTICLE 5


                              SUCCESSOR CORPORATION

SECTION 5.01  When Company May Merge, etc.

                  The Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person in any transaction in which the Company is not the continuing or surviving entity unless (i) the resulting, surviving or transferee Person (or the parent corporation of such Person in the case of a triangular merger) is a corporation or trust which assumes by supplemental indenture all the obligations of the Company under the Securities of each series and this Indenture; (ii) such corporation or trust is organized and existing under the laws of the United States, a State thereof or the District of Columbia although it in turn may be owned by a foreign entity; (iii) immediately after giving effect to such transaction no Default or Event of Default shall have happened and be continuing, and the Officers' Certificate referred to in the following clause reflects that such Officers are not aware of any such Default or Event of Default that shall have happened and be continuing, and (iv) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all obligations of the Company shall terminate.

SECTION 5.02  Successor Corporation or Trust Substituted.

                  Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor corporation or trust formed by such consolidation or into which the Company is merged (or the parent company of such successor or surviving corporation in the case of a triangular merger in which the Company is a constituant corporation) or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or trust had been named as the Company herein.

                                    ARTICLE 6


                              DEFAULTS AND REMEDIES

SECTION 6.01 Events of Default.

                  An "Event of Default" occurs if, with respect to any series of
Securities:

                           (1) the Company defaults in the payment of interest
                  on any Security of such series when the same becomes due and payable and the default continues for a period of 30 days;

                           (2) the Company defaults in the payment of the
                  principal of (and premium, if any, on) any Security of such series when the same becomes due and payable at maturity, upon redemption or otherwise, and the default continues for five Business Days;

                           (3) the Company fails to comply with any of its other
                  agreements in the Securities of such series or this Indenture and the default continues for the period and after the notice specified in the last paragraph of this Section 6.01;

                           (4) there shall be a default under any bond,
                  debenture, note or other evidence of Indebtedness or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any Subsidiary, whether any such Indebtedness now exists or shall hereafter be created, if
                  (a) either (i) such event of default results from the failure to pay any such Indebtedness at maturity or (ii) as a result of such event of default, the maturity of such Indebtedness has been accelerated prior to its stated maturity and such acceleration shall not be rescinded or annulled or the accelerated amount paid within ten days after notice to the Company of such acceleration, or such Indebtedness having been discharged and (b) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal or interest thereon, or the maturity of which has been so accelerated, aggregates $10,000,000 or more;

                           (5) the Company pursuant to or within the meaning of
                  any Bankruptcy Law:

                                    (A)     commences a voluntary case or
                                            proceeding,

                                    (B)     consents to the entry of an order
                                            for relief against it in an
                                            involuntary case or proceeding,

                                    (C)      consents to the appointment of a
                                             Custodian of it or for all or
                                             substantially all of its property,
                                             or

                                    (D)      makes a general assignment for the
                                             benefit of its creditors; or

                           (6) a court of competent jurisdiction enters an order
                  or decree under any Bankruptcy Law that:

                                    (A)      is for relief against the Company
                                             in an involuntary case or
                                             proceeding,

                                    (B)      appoints a Custodian of the Company
                                             or for all or substantially all of
                                             its property, or

                                    (C)      orders the liquidation of the
                                             Company,

                           and the order or decree remains unstayed and in effect for 90 days;

                           provided, however, that a default under this Section
                           6.01 is not an Event of Default with respect to any series of Securities if a specified event is either applicable to a particular series other than such series or it is specifically deleted or modified in the supplemental indenture creating such series of Securities or in the form of Security for such series.

                  A default under clause (3) is not an Event of Default with respect to any series of Securities until the Trustee notifies the Company, or the Holders of a majority in principal amount of the Securities of such series then outstanding notify the Company and the Trustee in writing, of the default and the Company does not cure the default within 60 days after receipt of such notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." The Trustee shall give such notice to the Company only if directed to do so in writing by the Holders of a majority in principal amount of the Securities then outstanding. Such notice by the Trustee shall not be deemed to be a certification by the Trustee as to whether an Event of Default has occurred.

SECTION 6.02  Acceleration.

                  If an Event of Default occurs and is continuing with respect to any series of Securities, the Trustee by notice to the Company, or the Holders of a majority in principal amount of the Securities of such series then outstanding by notice to the Company and the Trustee, may declare to be due and payable immediately the principal amount of the Securities of such series plus accrued interest to the date of acceleration. Upon any such declaration, such amount shall be due and payable immediately, and upon payment of such amount all of the Company's obligations with respect to the Securities of such series, other than obligations under Section 7.07, shall terminate. The Holders of a majority in principal amount of the outstanding Securities of such series by written notice to the Trustee may rescind an acceleration and its consequences if (x) all existing Events of Default with respect to the Securities of such series, other than the non-payment of the principal of the Securities of such series, which have become due solely by such declaration of acceleration, have been cured or waived, (y) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal which has become due otherwise than by such declaration of acceleration, has been paid, and (z) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. The Trustee may rely upon such notice of rescission without any independent investigation as to the satisfaction of conditions (x), (y) and (z).

SECTION 6.03 Other Remedies.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal (and premium, if any) or interest on the Securities of such series or to enforce the performance of any provision of the Securities of such series or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

SECTION 6.04 Waiver of Defaults and Events of Default.

                  Subject to Section 9.02, the Holders of a majority in principal amount of the Securities of any series then outstanding, on behalf of the Holders of the Securities of such series, by written notice to the Trustee may waive a Default or Event of Default with respect to the Securities of such series and its consequences. When a Default or Event of Default is waived with respect to the Securities of any series, it is cured and ceases.

SECTION 6.05 Control by Majority.

                  The Holders of a majority in principal amount of the Securities of any series then outstanding may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on it with respect to the Securities of such series. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Securityholders or that may involve the Trustee in personal liability or for which the Trustee does not have adequate indemnification pursuant to Section 7.01(e); provided, that, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.06 Rights of Holders to Receive Payment.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security of any series to receive payment of principal of, premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

                  Notwithstanding any other provision of this Indenture (other than Section 3.01), the right of any Holder of any Security to convert such Security or to bring suit for the enforcement of such right shall not be impaired or affected without the written consent of the Holder.

SECTION 6.07 Collection Suit by Trustee.

                  If an Event of Default with respect to any series of Securities in payment of interest or principal (and premium, if any) specified in Section 6.01(1) or (2) occurs and is continuing, or an acceleration pursuant to Section 6.02 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities of such series for the whole amount of unpaid principal (and premium, if any) and accrued interest remaining unpaid on the Securities of such series, together with interest on overdue principal (and premium, if any) and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate borne by the Securities of such series and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.08  Trustee May File Proofs of Claim.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of Securities of any series allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities of any series), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities of any series, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Securityholders may be entitled to receive in such proceeding whether in liquidation or under any plan or reorganization or arrangement or otherwise.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceedings.

SECTION 6.09  Priorities.

                  If the Trustee collects any money pursuant to this Article 6 with respect to the Securities of any series, it shall pay out the money in the following order:

                           FIRST: to the Trustee for amounts due under Section 7.07;

                           SECOND: to holders of any Senior Indebtedness as required by Article 11; and

                           THIRD: to Holders of Securities of such series for amounts due and unpaid on the Securities of such series for principal of (and premium, if any) and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such series for principal (and premium, if any) and interest, respectively; and

                           FOURTH: to the Company.

                  The Trustee may fix a record date and payment date for any payment to Holders of Securities of any series pursuant to this Section 6.09.

SECTION 6.10 Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.10 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.06 or a suit by Holders of more than 10% in principal amount of the Securities of any series then outstanding or a suit by any holder of Senior Indebtedness.

SECTION 6.11 Limitations on Suits.

                  Subject to Section 6.06, a Holder of any series of Securities may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder has given the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in principal amount of such series of Securities make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expenses;

                  (4) The Trustee does not comply with the request within 60 days after receipt of the notice, request and offer of indemnity; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of such series of Securities then outstanding.

                  A Holder of any Security may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.


                                    ARTICLE 7


                                     TRUSTEE

SECTION 7.01 Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                      (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligation shall be read into this Indenture against the Trustee.

                      (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) This paragraph does not limit the effect of
paragraph (b) of this Section 7.01.

                           (2) The Trustee shall not be liable for any error in
judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                           (3) The Trustee shall not be liable with respect to
any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                           (4) No provision of this Indenture shall require the
Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

                  (e) Subject to subsection (c), the Trustee may refuse to perform any duty or exercise any right or power unless, subject to the provisions of the TIA, it receives indemnity satisfactory to it against any loss, liability, expense or fee.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02 Rights of Trustee.

                  (1) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to Section 13.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (3) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of such agents or attorneys appointed with due care and shall not be responsible for their supervision.

                  (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (5) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and reliance thereon.

                  (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

SECTION 7.03 Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities of any series and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, is subject to Sections 7.10 and 7.11.

SECTION 7.04 Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities of any series, it shall not be accountable for the Company's use of the proceeds from the Securities of any series, and it shall not be responsible for any statement of the Company in the Indenture or any statement in the Securities of any series other than its certificate of authentication or in any document used in the sale of the Securities of any series other than any statement in writing provided by the Trustee expressly for use in such document.

SECTION 7.05 Notice of Defaults.

                  If a Default or Event of Default occurs and is continuing and if it is actually known to the Trustee with respect to the Securities of any series, the Trustee shall mail to each Holder of Securities of such series notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a default in payment of principal of, premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders of Securities of such series. Notwithstanding anything to the contrary expressed in this Indenture, the Trustee shall not be deemed to have knowledge of any Event of Default hereunder unless and until a Trust Officer shall have actual knowledge thereof, or shall have received written notice thereof from the Company at its Corporate Trust Office. The Trustee shall not be deemed to have actual knowledge of an Event of Default hereunder, except in the case of an Event of Default under Sections 6.01(1) or 6.01(2) (provided that the Trustee is the Paying Agent), until a Trust Officer receives written notice thereof from the Company or any Securityholder that such an Event of Default has occurred.

SECTION 7.06 Reports by Trustee to Holders.

                  Within 60 days after each May 15 beginning with May 15 of the first year in which Securities are outstanding hereunder, the Trustee, if required by the provisions of TIA ss.313(a), shall mail to each Securityholder a brief report dated as of May 15 of such year that complies with TIA ss.313(a). The Trustee also shall comply with TIA ss.313(b) and ss.313(c).

                  A copy of each report at the time of its mailing to Securityholders shall be filed with the Commission and each stock exchange on which the Securities of any series are listed. The Company agrees to notify the Trustee in writing whenever the Securities of any series become listed or delisted on or from any stock exchange.

SECTION 7.07 Compensation and Indemnity.

                  The Company shall pay to the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include, but shall not be limited to, the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability incurred by it in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the Securities or the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity and the Company may elect by written notice to the Trustee to assume the defense of any such claim at the Company's expense with counsel reasonably satisfactory to the Trustee.

                  The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it through the Trustee's negligence, bad faith or willful misconduct. The Company shall not be liable for any settlement of any claim or action effected without the Company's consent. To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01 occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy or comparable law.

SECTION 7.08 Replacement of Trustee.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

                  The Trustee may resign with respect to any series of Securities by so notifying the Company. The Holders of a majority in principal amount of the Securities of any series then outstanding may remove the Trustee with respect to such series of Securities by so notifying the Trustee and may appoint a successor Trustee with respect to such series of Securities with the Company's written consent. The Company may remove the Trustee with respect to any series of Securities (or, if clause (4) applies, with respect to all series) if:

                           (1) the Trustee fails to comply with Section 7.10;

                           (2) the Trustee is adjudged a bankrupt or an
insolvent;

                           (3) a receiver or other public officer takes charge
of the Trustee or its property; or

                           (4) the Trustee otherwise becomes incapable of acting
with respect to any series of Securities.

                  If the Trustee resigns or is removed with respect to any series of Securities or if a vacancy exists in the office of Trustee with respect to any series of Securities for any reason, the Company shall promptly appoint a successor Trustee with respect to such series.

                  If a successor Trustee with respect to any series of Securities does not take office within 45 days after the retiring Trustee with respect to such series resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities of such series then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment with respect to any series of Securities to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall, upon payment of its fees and expenses, transfer all property held by it as Trustee with respect to such series to the successor Trustee, subject to the lien provided for in Section 7.07, the resignation or removal of the retiring Trustee shall become effective with respect to such series, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to such series. Notwithstanding the replacement of the Trustee with respect to any series of Securities pursuant to this Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it and compensation earned by it prior to such replacement or otherwise with respect to the Securities of such series or the Indenture. A successor Trustee with respect to any series of Securities shall mail notice of its succession to each Holder of Securities of such series.

SECTION 7.09 Successor Trustee by Merger, etc.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10 Eligibility; Disqualification.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA ss.310(a)(1), (2) and (5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss.310(b), including the optional provision permitted by the second sentence of TIA ss.310(b)(9). The provisions of TIA ss. 310 shall also apply to the Company as obligor of the Securities.

SECTION 7.11 Preferential Collection of Claims Against Company.

                  The Trustee is subject to TIA ss.311(a), excluding any creditor relationship listed in TIA ss.311(b). A Trustee who has resigned or been removed shall be subject to TIA ss.311(a) to the extent indicated therein. The provisions of TIA ss. 311 shall also apply to the Company as obligor of the Securities.


                                    ARTICLE 8


                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01 Satisfaction, Discharge and Defeasance of the Securities.

                  The Company shall be deemed to have paid and discharged the entire indebtedness on the Securities of any series after the date of the deposit referred to in paragraph (a) below, the provisions of this Indenture shall no longer be in effect in respect of the Securities of such series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness; provided that the following conditions shall have been satisfied:

                           (a) the Company has deposited or caused to be
deposited with the Trustee irrevocably as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of all Securities of such series, with reference to this Section 8.01, (i) money or
(ii) U.S. Government Obligations or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on all the Securities of such series for principal, premium, if any, and interest, if any, to the maturity date of such series of Securities as such principal, premium, if any, or interest becomes due and payable in accordance with the terms of this Indenture and the Securities;

                           (b) the Company has paid or caused to be paid all
other sums payable hereunder by the Company in connection with all of the Securities of any series, including all fees and expenses of the Trustee; and

                           (c) the Company has delivered to the Trustee an
Officers' Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on the Securities and the discharge of this Indenture and the termination of the Company's obligations hereunder have been complied with.

                  "U.S. Government Obligations" means direct, non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the timely payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

SECTION 8.02 Satisfaction and Discharge of Indenture.

                  In addition to its rights under Section 8.01, the Company may terminate all of its obligations under this Indenture when:

                           (a) all of the Securities of each series theretofore
authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 2.07 hereof and (B) Securities for whose payment money has theretofore been deposited with the Trustee or the Paying Agent in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.05 and Section 8.06 hereof) have been delivered to the Trustee for cancellation; and

                           (b) the Company has paid or caused to be paid all
other sums payable hereunder by the Company in connection with the outstanding Securities, including all fees and expenses of the Trustee.

SECTION 8.03 Survival of Certain Obligations.

                  Notwithstanding the satisfaction and discharge of this Indenture pursuant to Section 8.01, the respective obligations of the Company specified in Sections 2.04, 2.05, 2.06, 2.07, 2.12, 4.01, 7.07, 8.05, 8.06, 8.07
and in Article 10 shall survive until the Securities are no longer outstanding, and after the Securities are no longer outstanding, or upon compliance with
Section 8.02, only the obligations of the Company in such Sections 7.07 and 8.06 shall survive. Nothing contained in this Article Eight shall abrogate any of the obligations or duties of the Trustee under this Indenture.

SECTION 8.04 Application of Trust Money.

                  (a) Subject to the provisions of Section 8.06, all money and U.S. Government Obligations deposited with the Trustee for the Securities of any series pursuant to Section 8.01 or Section 8.02, and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee for the Securities of any series pursuant to Section 8.01 or Section

8.02 shall be held in trust and reinvested by the Trustee in U.S. Government Obligations in accordance with the Company's written instructions and applied by the Trustee in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, if any, on the Securities of such series; but such money need not be segregated from other funds except to the extent required by law.

                  (b) The Trustee shall deliver or pay to the Company from time to time upon the Company's written request any U.S. Government Obligations, or money held by it as provided in Section 8.01 or Section 8.02 which, in the written opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations, or money were deposited or received.

SECTION 8.05 Paying Agent to Repay Monies Held.

                  Upon the satisfaction and discharge of this Indenture with respect to the Securities of any series, all monies then held by any Paying Agent for the benefit of Securities of such series under the provisions of this Indenture shall, upon written demand of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

SECTION 8.06 Return of Unclaimed Monies.

                  Any monies deposited with or paid to the Trustee or any Paying Agent for the Securities of any series, or then held by the Company in trust, for the payment of any principal, premium, if any, and interest, if any, on the Securities of any series and not applied but remaining unclaimed by the Holders of the Securities of such series for two years after the date upon which the principal of and interest, if any, on the Securities of such series, as the case may be, shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by such Trustee or any Paying Agent on written demand by the Company or (if then held by the Company) shall be discharged from such trust; and the Holders of the Securities of such series entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that, before being required to make any such repayment, such Trustee may, or shall at the written request of the Company, at the expense of the Company, cause to be published once in an authorized newspaper in the same city in which the place of payment with respect to the Securities of such series shall be located and in an authorized newspaper in the City of New York, or mail to each such Holder, a notice (in such form as may be deemed appropriate by such Trustee) that said monies remain unclaimed and that, after a date named therein, any unclaimed balance of said monies then remaining will be returned to the Company.

SECTION 8.07  Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations with respect to the Securities of any series in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.04; provided, however, that if the Company has made any payment of interest on or principal of any Securities of any series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                    ARTICLE 9


                             SUPPLEMENTAL INDENTURES

SECTION 9.01  Supplemental Indentures Without Consent of Holders.

                  The Company, when authorized by Board Resolution, and the Trustee at any time and from time to time, may amend this Indenture or enter into one or more indentures supplemental hereto, to be in a form satisfactory to the Trustee without notice to or consent of any Securityholder for any of the following purposes:

                  (1) to comply with Section 5.01; or

                  (2) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

                  (3) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

                  (4) to add any Events of Default (and if such Events of Default are to be applicable to less than all series of Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

                  (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (6) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02; or

                  (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 9.02 Supplemental Indentures with Consent of Holders.

                  With the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series at the time outstanding affected by such supplemental indenture, the Company, when authorized by Board Resolution, and the Trustee may amend this Indenture or from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture, except as otherwise permitted by Section 9.01, or of modifying in any manner the rights of the Holders of the Securities of each such series. Subject to Section 9.04, without the consent of each Holder of Securities of any series affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                  (1) extend the fixed maturity of any Securities, or reduce the principal amount thereof or premium, if any, or reduce the rate or extend the time of payment of interest thereon, without the consent of the Holder of each Security so affected;

                  (2) reduce the aforesaid percentage of Securities of each series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of all Securities then outstanding affected thereby;

                  (3) waive (except, unless theretofore cured) a default in the payment of the principal of (and premium, if any on), interest on or redemption amounts with respect to any Security;

                  (4) make any Security payable in money other than that stated in the Security;

                  (5) make any change in Sections 6.04, 6.06 or 9.02 (this sentence);

                  (6) make any change that adversely affects the right to convert any Security; or

                  (7) make any change in Article 11 that adversely affects the rights of any Securityholder.

                  Upon the request of the Company, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent shall approve the substance thereof.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Securities of each series so affected as the names and addresses of such Holders shall appear on the registry books. Any failure of the Company so to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.03 Compliance with Trust Indenture Act.

                  Every amendment or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.04 Revocation and Effect of Consents.

                  Subject to this Indenture, each amendment, supplement or waiver evidencing other action shall become effective in accordance with its terms. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security of any series is a continuing consent by the Holder even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security, if the Trustee receives the notice of revocation before the date the amendment, waiver or other action becomes effective.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies) and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from Holders of the principal amount of Securities of any series then outstanding required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90-day period.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (6) of Section

9.02. In that case the amendment, supplement or waiver shall only bind the Holders of a Security or portion of a Security of the same series.

SECTION 9.05 Notation on or Exchange of Securities.

                  If an amendment, supplement or waiver changes the terms of a Security of any series, the Trustee may request the Holder of the Security of such series to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security of such series shall issue and the Trustee shall authenticate a new Security of such series that reflects the changed terms the cost and expense of which will be borne by the Company.

SECTION 9.06 Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities of any applicable series theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.07 Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Securities outstanding of such series.


                                   ARTICLE 10


                            CONVERSION OF SECURITIES

 ECTION 10.01 Right of Conversion; Conversion Price.

                  If provided in the Board Resolution or supplemental indenture with respect to such series of Securities, the Holder of any Security or Securities of a particular series shall have the right, at his option, at any time after such date as determined by such Board Resolution or supplemental indenture and before the close of business on such date as determined by such Board Resolution or supplemental indenture (except that, with respect to any Security or portion of a Security of such series which shall be called for redemption, such right shall terminate at the close of business on the date fixed for redemption of such Security or portion of a Security unless the Company shall default in payment due upon redemption thereof), to convert, subject to the terms and provisions of this Article 10 and any other terms or provisions set forth in such Board Resolution or supplemental indenture, the principal of any Security or Securities of such series or any portion thereof which is $1,000 principal amount or an integral multiple thereof into shares of common stock of the Company or Securities of another series of Securities, initially at the conversion price per share specified in the Securities of such series; or, in case an adjustment of such price has taken place pursuant to the provisions of
Section 10.04, then at the price as last adjusted (such price or adjusted price being referred to herein as the "conversion price"), upon surrender of the Security or Securities, the principal of which is so to be converted, accompanied by written notice of conversion duly executed, to the Company, at any time during usual business hours at the office or agency maintained by it for such purpose, and, if so required by the Conversion Agent or Registrar, accompanied by a written instrument or instruments of transfer in form satisfactory to the Conversion Agent or Registrar duly executed by the Holder or his duly authorized representative in writing. For convenience, the conversion of any portion of the principal of any Security or Securities into shares of common stock of the Company or other Securities is hereinafter sometimes referred to as the conversion of such Security or Securities.

 ECTION 10.02 Issuance of Shares on Conversion.

                  As promptly as practicable after the surrender, as herein provided, of any Security or Securities of any series for conversion, the Company shall deliver or cause to be delivered at its said office or agency, to or upon the written order of the Holder of the Security or Securities so surrendered, certificates representing the number of fully paid and nonassessable shares of common stock of the Company or Securities of another series of the Company into which such Security or Securities may be converted in accordance with the provisions of this Article 10. Such conversion shall be deemed to have been made as of the close of business on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof with a written notice of conversion duly executed, so that the rights of the Holder of such Security or Securities as a Securityholder shall cease at such time and, subject to the following provisions of this paragraph, the Person or Persons entitled to receive the shares of common stock or Securities of another series upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such shares of common stock or Securities of another series at such time and such conversion shall be at the conversion price in effect at such time; provided, however, that with respect to shares of the Company's common stock, no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of common stock upon such conversion as the record holder or holders of such shares of common stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of common stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the conversion price in effect on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof, as if the stock transfer books of the Company had not been closed. The Company shall give or cause to be given to the Trustee written notice whenever the stock transfer books of the Company shall be closed.

                  Upon Conversion of any Security of any series which is converted in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of such series of authorized denominations in principal amount equal to the unconverted portion of such Security.

SECTION 10.03 No Adjustment for Interest or Dividends.

                  No payment or adjustment in respect of interest on the Securities of any series or dividends on the shares of common stock shall be made upon the conversion of any Security or Securities; provided, however, that if a Security of any series or any portion thereof shall be converted subsequent to any regular record date and on or prior to the next succeeding interest payment date, the interest falling due on such interest payment date shall be payable on such interest payment date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security is registered at the close of business on such regular record date and Securities surrendered for conversion during the period from the close of business on any regular record date to the opening of business on the corresponding interest payment date must be accompanied by payment of an amount equal to the interest payable on such interest payment date.

SECTION 10.04 Adjustment of Conversion Price.

                  (1) With respect to any series of Securities that is convertible into shares of the Company's common stock, in case the Company shall pay or make a dividend or other distribution on any class of Capital Stock of the Company in shares of common stock, the conversion price for any series of Securities in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of common stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

                  (2) With respect to any series of Securities that is convertible into shares of the Company's common stock, in case the Company shall issue rights or warrants to all or substantially all holders of its shares of common stock entitling them to subscribe for or purchase shares of common stock at a price per share (or having a conversion price per share) less than the current market price per share (determined as provided in paragraph (6) of this Section) of the shares of common stock on the date fixed for the determination of shareholders entitled to receive such rights or warrants, the conversion price for any series of Securities in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of common stock outstanding at the close of business on the date fixed for such determination plus the number of shares of common stock which the aggregate of the subscription price of the total number of shares of common stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of common stock outstanding at the close of business on the date fixed for such determination plus the number of shares of common stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event that all of the shares of common stock subject to such rights or warrants have not been issued when such rights or warrants expire, then the conversion price shall promptly be readjusted to the conversion price which would then be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of shares of common stock issued upon the exercise of such rights or warrants. For the purposes of this paragraph (2), the number of shares of common stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of common stock. The Company will not issue any rights or warrants in respect of shares of common stock held in the treasury of the Company.

                  (3) With respect to any series of Securities that is convertible into shares of the Company's common stock, in case the outstanding shares of common stock shall be subdivided into a greater number of shares, the conversion price for any series of Securities in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of common stock shall each be combined into a smaller number of shares, the conversion price for any series of Securities in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (4) With respect to any series of Securities that is convertible into shares of the Company's common stock, in case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of shares of common stock evidences of indebtedness or assets (including securities, but excluding (i) any rights or warrants referred to in paragraph
(2) of this Section, (ii) any dividend or distribution not prohibited by Section
4.06 hereof and (iii) any dividend or distribution referred to in paragraph (1) of this Section), the conversion price for any series of Securities shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the day fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section) of the shares of common stock on the date fixed for such determination less the then fair market value as determined by the Board of Directors of the Company (whose determination shall be conclusive and described in a resolution of the Board of Directors of the Company filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed allocable to one share of common stock and the denominator shall be such current market price per share of the shares of common stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution.

                  (5) With respect to any series of Securities that is convertible into shares of the Company's common stock, in case the shares of common stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or a stock dividend described in paragraph (1) or paragraph (3) of this Section, or a consolidation, merger or sale of assets described in Section 10.10), then and in each such event the Holders of Securities of any series shall have the right thereafter to convert such Securities into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of common stock into which such Securities might have been converted immediately prior to such reorganization, reclassification or change.

                  (6) For the purpose of any computation under paragraphs (2) and (4) of this Section, the current market price per share of common stock on any date shall be deemed to be the average of the Closing Prices for the 15 consecutive Business Days selected by the Company commencing not more than 30 and not less than 20 Business Days before the date in question.

                  (7) No adjustment in the conversion price for the Securities of any series shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (7)) would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (7) shall be made to the nearest cent.

                  (8) The Company may, but shall not be required to, make such reductions in the conversion price for the Securities of any series, in addition to those required by paragraph (1), (2), (3) and (4) of this Section, as the Board of Directors of the Company considers to be advisable in order to avoid or diminish any income tax to any holders of shares of common stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Company's Board of Directors of the Company shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this Section 10.04 and its actions in so doing shall be final and conclusive.

                  (9) The adjustments provided for in this Section 10.04 shall be made successively whenever any event listed above shall occur.

SECTION 10.05 Notice of Adjustment of Conversion Price.

                  Whenever the conversion price for the Securities of any series is adjusted as herein provided:

                           (a) the Company shall compute the adjusted conversion
price in accordance with Section 10.04 and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing the facts upon which such adjustment is based and the computation thereof, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 2.04 and with the Trustee; and

                           (b) a notice stating that the conversion price has
been adjusted and setting forth the adjusted conversion price shall as soon as practicable be mailed by the Company to all Holders of Securities of such series at their last addresses as they shall appear in the Security Register.

                           (c) If the conversion price is adjusted and the
Company fails to file an Officers' Certificate with the Trustee as provided by
Section 10.05(a) and the Trustee is acting as the Conversion Agent, the Trustee shall be entitled to rely conclusively on the conversion price set forth in the Officer's Certificate most recently received by the Trustee (or as set forth in this Indenture if the conversion price shall not have been adjusted).

SECTION 10.06  Notice of Certain Corporate Action.

                           (1) In case:

                           (a) the Company shall authorize the granting to
holders of its shares of common stock of rights or warrants entitling them to subscribe for or purchase any shares of Capital Stock of any class or of any other rights; or

                           (b) of any reclassification of the shares of common
stock of the Company, or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                           (c) of the voluntary or involuntary dissolution,
liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities of any series pursuant to Section 2.04 and shall cause to be mailed to all Holders of Securities of such series that are convertible into shares of the Company's common stock at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the Holders of shares of common stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of common stock of record shall be entitled to exchange their shares of common stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment in the conversion price applicable to the Securities of such series and, if so, shall state what the adjusted conversion price will be and when it will become effective. Neither the failure to give the notice required by this Section, nor any defect therein, to any particular Holder shall affect the sufficiency of the notice or the legality or validity of any such dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up, or the vote on any action authorizing such with respect to the other Holders.

                  (2) In case the Company or any Affiliate of the Company shall propose to engage in a "Rule 13e-3 Transaction" as defined in the Commission's Rule 13e-3 under the Exchange Act, the Company shall, no later than the date on which any information with respect to such Rule 13e-3 Transaction is first required to be given to the Commission or any other Person pursuant to such Rule 13e-3, cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, a copy of all information required to be given to the holders of the Company's Capital Stock pursuant to such Rule 13e-3. The information required to be given under this paragraph shall be in addition to and not in lieu of any other information required to be given by the Company pursuant to this Section 10.06 or any other provision of the Securities or this Indenture.

SECTION 10.07 Taxes on Conversions.

                  The Company will pay any and all stamp or similar taxes that may be payable in respect of the issuance or delivery of shares of common stock or Securities of another series on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of common stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 10.08 Fractional Shares.

                  No fractional shares or scrip representing fractional shares shall be issued upon any conversion of Securities. If any such conversion would otherwise require the issuance of a fractional share an amount equal to such fraction multiplied by the current market price per share of common stock (determined as provided in paragraph (6) of Section 10.04) on the day of conversion shall be paid to the Holder in cash by the Company.

SECTION 10.09 Cancellation of Converted Securities.

                  All Securities delivered for conversion shall be delivered to the Trustee or the Conversion Agent to be canceled by or at the direction of the Trustee or the Conversion Agent, which shall dispose of the same as provided in
Section 2.10.

SECTION 10.10 Provisions in Case of Consolidation, Merger or Sale of Assets.

                  (1) In case of any consolidation of the Company with, or merger of the Company into, any other corporation or trust, or in case of any merger of another corporation or trust into the Company (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of common stock of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, the corporation or trust formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security of any series then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 10.01 to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of common stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

                  (2) The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by Holders upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto.

SECTION 10.11 Disclaimer by Trustee of Responsibility for Certain Matters.

                  The Trustee shall not at any time be under any duty or responsibility to any Holder of Securities of any series to determine whether any facts exist which may require any adjustment of the conversion price for such series, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee shall not be accountable with respect to the validity, value, kind or amount of any shares of common stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of common stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Section 7.01, to comply with any of the covenants of the Company contained in this Article.

                                   ARTICLE 11


                            SUBORDINATION; SENIORITY

SECTION 11.01  Securities Subordinated to Senior Indebtedness.

                  (a) Securities of any series which by their terms are subordinated and junior in right of payment of the principal of, premium, if any, and interest (all of the foregoing, a "Payment or Distribution") on such Securities ("Junior Securities") to the prior payment in full of any Senior Indebtedness whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed, shall comply with the provisions of this
Article 11, and each Holder of Junior Securities of such series by his acceptance thereof likewise agrees.

                  A Payment or Distribution shall include any asset of any kind or character, and may consist of cash, securities or other property, by set-off or otherwise, and shall include, without limitation, any purchase, redemption or other acquisition of Junior Securities of the series or the making of any deposit of funds or securities pursuant to this Indenture (including, without limitation, any deposit pursuant to Article 8 hereof).

                  (b) The Senior Indebtedness of the Company shall continue to be Senior Indebtedness and entitled to the benefit of these subordination provisions irrespective of any amendment, modification or waiver of any term of any instrument relating to refinancing of the Senior Indebtedness.

                  (c) All the provisions of this Indenture and the Junior Securities of any series shall be subject to the provisions of this Article 11 so far as they may be applicable thereto, except that nothing in this Article 11 shall apply to claims for, or payments to, the Trustee under or pursuant to
Section 7.07.

                  (d) No right of any holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company, any Paying Agent, the Holders of the Junior Securities of any series, the Trustee or the holders of the Senior Indebtedness, or by any noncompliance by the Company, any Paying Agent, the Holders of the Junior Securities of any series or the Trustee with any of the terms, provisions and covenants of the Securities or this Indenture, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or be otherwise charged with.

                  (e) In the event that the Junior Securities of any series are declared due and payable before their expressed maturity because of the occurrence of a default hereunder, the

Company will give prompt notice in writing of such happening to the holders of Senior Indebtedness.

SECTION 11.02 Company Not to Make Payments with Respect to Junior Securities in
              Certain Circumstances.

                  No Payment or Distribution shall be made by the Company, the Trustee or the Paying Agent on account of principal of (or premium, if any) or interest on the Junior Securities of any series, whether upon stated maturity, upon redemption or acceleration, or otherwise, or on account of the purchase or other acquisition of Junior Securities of such series, whether upon stated maturity, upon redemption or acceleration, or otherwise, if there shall have occurred and be continuing a default with respect to any Senior Indebtedness permitting the acceleration thereof or with respect to the payment of any Senior Indebtedness and (a) such default is the subject of a judicial proceeding or (b) notice of such default in writing or by telegram has been given to the Company by any holder or holders of any Senior Indebtedness, unless and until the Company shall have received written notice from such holder or holders that such default or event of default shall have been cured or waived or shall have ceased to exist.

                  Upon any acceleration of the principal of the Junior Securities of any series or any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash, or payment thereof provided for to the satisfaction of the holders thereof, before any Payment or Distribution is made on account of the redemption price or principal of (and premium, if any) or interest on the Junior Securities of such series; and (subject to the power of a court of competent jurisdiction to make other equitable provision, which shall have been determined by such court to give effect to the rights conferred in this Article upon the Senior Indebtedness and the holders thereof with respect to the Junior Securities of such series or the Holders thereof or the Trustee, by a lawful plan of reorganization or readjustment under applicable law) upon any such dissolution or winding up or liquidation or reorganization, any Payment or Distribution by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Junior Securities of any series or the Trustee would be entitled except for the provisions of this Article, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such Payment or Distribution directly to the holders of Senior Indebtedness of the Company or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any Payment or Distribution is made to the Holders of the Securities of such series or to the Trustee, except that the Trustee will have a lien for the payment of its fees and expenses.

                  In the event that, notwithstanding the foregoing, any Payment or Distribution by the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Junior Securities of any series before all Senior Indebtedness is paid in full in cash, or provision is made for such payment to the satisfaction of the holders thereof, and if such fact shall then have been or thereafter be made known to a Trust Officer of the Trustee or, as the case may be, such Holder, then and in such event such Payment or Distribution shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent Payment or Distribution to or for the holders of such Senior Indebtedness, and, until so delivered, the same shall be held in trust by any Holder of a Junior Security as the property of the holders of Senior Indebtedness.

                  The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

                  The holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Junior Securities of any series, without incurring responsibility to the Holders of the Junior Securities of such series and without impairing or releasing the obligations of the Holders of the Junior Securities of such series hereunder to the holders of Senior Indebtedness: (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and/or
(iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 11.03 Subrogation of Junior Securities.

                  Subject to the payment in full in cash of all amounts then due (whether by acceleration of the maturity thereof or otherwise) on account of all Senior Indebtedness at the time outstanding, the Holders of the Junior Securities of any series shall be subrogated to the rights of the holders of Senior Indebtedness to receive Payments or Distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no Payments or Distributions to the holders of Senior Indebtedness to which the Holders of the Junior Securities of any series or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Junior Securities of any series or the Trustee, shall, as between the Company, the Company's creditors other than holders of Senior Indebtedness, and the Holders of the Junior Securities of such series, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Junior Securities of any series, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                  Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities of each series, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities of any series the principal of (and premium, if any) and interest on the Securities of such series as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Junior Securities of any series and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Junior Security of any series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 7.01, and the Holders of the Junior Securities of any series shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Junior Securities of such series, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 11.04 Authorization by Holders of Junior Securities.

                  Each holder of a Junior Security of any series by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the Holder of the Junior Security and the holders of Senior Indebtedness, the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes including, without limitation, to execute, verify, deliver and file any proofs of claim which any holder of Senior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the Securities and to effectuate the full benefit of the subordination contained herein. Upon failure of the Trustee so to do, any such holder of

Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the Holder to execute, verify, deliver and file any such proofs of claim.

SECTION 11.05 Notices to Trustee.

                  The Company shall give prompt written notice to the Trustee of any fact known to it which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Junior Securities of any series pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Junior Securities of any series pursuant to the provisions of this Article, unless and until a Trust Officer of the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of (premium, if any) or interest on any Junior Security of any series) with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have the full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                  The Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or agent on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 11.06 Trustee's Relation to Senior Indebtedness.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 7.11 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Holders of the Junior Securities of any series or the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 11.07 No Impairment of Subordination.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, the Trustee or the Holder of any of the Securities of any series or by any act, or failure to act, in good faith, by any such holder of Senior Indebtedness, or by any noncompliance by the Company, the Trustee or the Holder of any of the Securities of any series with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

SECTION 11.08 Article 11 Not To Prevent Events of Default.

                  The failure to make a payment on account of principal of (premium, if any) or interest on the Junior Securities of any series by reason of any provision in this Article 11 shall not be construed as preventing the occurrence of an Event of Default with respect to such series under Section 6.01.

SECTION 11.09 Paying Agents other than the Trustee.

                  In any case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 11 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 11 in addition to or in place of the Trustee.

SECTION 11.10 Securities Senior to Subordinated Indebtedness.

                  The indebtedness represented by the Securities of any series will be senior and prior in right of payment to all Subordinated Indebtedness, to the extent and in the manner provided in such Subordinated Indebtedness.

                                   ARTICLE 12


                                  SINKING FUND

SECTION 12.01  Mandatory and Optional Sinking Fund Payments.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series, except as otherwise permitted or required by any form of Security of a series issued pursuant to this Indenture.

                  The minimum amounts of any sinking fund payments provided for by the terms of Securities of any series are herein referred to as "mandatory sinking fund payments", and any payments in excess of those minimum amounts provided for by the terms of Securities of that series are herein referred to as "optional sinking fund payments". If provided for by the terms of the Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of that series.

SECTION 12.02  Satisfaction of Sinking Fund Payments with Securities.

                  The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series, as provided for by the terms of that series (1) deliver to the Holders of outstanding Securities of that series (other than any of such Securities previously called for redemption or any of such Securities by mandatory sinking fund payment in respect of which cash shall have been released to the Company), (2) apply as a credit Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of that series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that no Securities of such series have been previously so credited and (3) apply as a credit Securities of that series which have been converted or exchanged into shares of the Company's common stock or Securities of another series pursuant to the terms of that series of Securities, provided that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section, the principal amount of Securities of that series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of that series for redemption, except upon the request of the Company, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchase by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

SECTION 12.03 Redemption of Securities for Sinking Funds.

                  Not less than 60 days prior to each mandatory sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivery or credit of Securities pursuant to Section 12.02 hereof, and the optional amount, if any, to be added in cash to the mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 hereof and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.03 hereof.


                                   ARTICLE 13


                                  MISCELLANEOUS

SECTION 13.01  Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provisions shall control.

SECTION 13.02  Notices.

                  Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, or first class mail, postage prepaid (except that any notice by the Trustee to the Company of a default or an Event of Default under this Indenture shall be by registered or certified mail, postage prepaid, return receipt requested), or by a nationally-recognized overnight express courier service (which notices or communications shall be deemed received the business day after the receipt thereof by such service), addressed as follows:

                  if to the Company:

                  Alternative Living Services, Inc.
                  450 North Sunnyslope Road
                  Suite 300
                  Brookfield, WI  53005
                  Attention:  Chief Executive Officer
                  Telephone:  (414) 789-9565

                  Facsimile:  (414) 789-6677

                  if to the Trustee:

                  United States Trust Company of New York
                  114 West 47th Street,
                  25th Floor
                  New York, New York  10036
                  Attention:  Corporate Trust Department
                  Telephone:  (212) 852-1000
                  Facsimile:  (212) 852-1626

The Company or the Trustee by notice to the other may designate additional or different addresses as shall be furnished in writing by either party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered, and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  Any notice or communication mailed to a Securityholder shall be mailed to the address of such Securityholder as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice, as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

                  If the Company mails any notice or communication to Securityholders, it shall mail a copy to the Trustee and all Agents at the same time.

SECTION 13.03 Communications by Holders with Other Holders.

                  Securityholders of any series may communicate pursuant to TIA ss.312(b) with other Securityholders of such series with respect to their rights under this Indenture or the Securities of such series. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss.312(c).

SECTION 13.04 Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 13.05) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel (which shall include the statements set forth in Section 13.05) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 13.05 Statements Required in Certificate and Opinion.

                  Each Officers' Certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

SECTION 13.06 Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules for its functions.

SECTION 13.07 Record Date.

                  Whenever the Company or the Trustee solicits an act of Securityholders of any series, the Company or the Trustee may fix in advance of the solicitation of such act a date as the record date for determining Securityholders of such series entitled to perform said act. The record date shall be not more than 15 days prior to the date fixed for the solicitation of said act.

SECTION 13.08 Legal Holidays.
                  A "Legal Holiday" is a Saturday, a Sunday or a day on which banks or trust companies in the city in which either the Trustee or the Company is located are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 13.09 Governing Law.

                  THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 13.10 No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.11 No Recourse Against Others.

                  No shareholder, director or officer, as such, past, present or future, of the Company or of any successor corporation or trust shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security of any series by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

SECTION 13.12 Successors.

                  All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 13.13 Multiple Counterparts.

                  The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

SECTION 13.14 Table of Contents, Headings, etc.

                  The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.



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SECTION 13.15  Severability.

                  In case any provision in this Indenture or in the Securities of any series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.






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


                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.


                                    ALTERNATIVE LIVING SERVICES, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                    UNITED STATES TRUST COMPANY
                                     OF NEW YORK, as Trustee


                                    By:
                                       -----------------------------------
                                       Authorized Officer




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